Exhibit 10.3

AMENDMENT TO TRANSACTION DOCUMENTS

This AMENDMENT TO TRANSACTION DOCUMENTS (this “Amendment”) is entered into as of October 23, 2009 by and among MICROFLUIDICS INTERNATIONAL CORPORATION, a Delaware corporation (the “Borrower”), MICROFLUIDICS CORPORATION, a Delaware corporation (“Microfluidics Corporation” or the “Guarantor” and, together with the Borrower, each a “Loan Party” and, collectively, the “Loan Parties”), and GLOBAL STRATEGIC PARTNERS, LLC, a Delaware limited liability company (the “Lender”).

The Borrower and the Lender are parties to (a) that certain Debenture and Warrant Purchase Agreement, dated as of November 14, 2008 (as amended as of November 17, 2008 and as further amended as of March 11, 2009, the “Debenture and Warrant Purchase Agreement”), (b) that certain Common Stock Purchase Warrant, dated as of November 14, 2008 (the “Warrant”), (c) that certain Security Agreement, dated as of November 14, 2008 (as amended as of March 11, 2009, the “Borrower Security Agreement”), (d) that certain Patent Security Agreement, dated as of November 14, 2008 (the “Borrower Patent Security Agreement”), and (e) that certain Trademark Security Agreement, dated as of November 14, 2008 (the “Borrower Trademark Security Agreement”).

The Borrower previously executed in favor of the Lender that certain Convertible Debenture, dated as of November 14, 2008 in the original principal amount of $5,000,000 (as amended as of May 4, 2009, the “Debenture”).

The Guarantor and the Lender are parties to (a) that certain Subsidiary Guaranty, dated as of November 14, 2008 (the “Subsidiary Guaranty”), (b) that certain Guarantor Security Agreement, dated as of November 14, 2008 (the “Guarantor Security Agreement”), and (c) that certain Guarantor Trademark Security Agreement, dated as of November 14, 2008 (the “Guarantor Trademark Security Agreement”).

The Borrower has proposed to incur secured Indebtedness from Webster Bank, National Association (“Webster Bank”) in the aggregate principal amount of $1,000,000 (the “Senior Indebtedness”), which Senior Indebtedness will rank senior to the Obligations arising pursuant to the Transaction Documents to the extent contemplated by that certain Intercreditor and Subordination Agreement, of near or even date herewith, among the Borrower, Microfluidics Corporation, the Lender and Webster Bank (the “Subordination Agreement”).

To facilitate the subordination of the Obligations to the Senior Indebtedness to the extent and in the manner specified in the Subordination Agreement, the Borrower has requested that the Lender agree to certain amendments to certain of the Transaction Documents, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	Definitions; References; Interpretation.

(a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Guarantor attached hereto) which is defined in the Transaction Documents shall have the meaning assigned to such term in such Transaction Documents.

(b) Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in each Transaction Document amended hereby, and each reference to a Transaction Document, shall from and after the Effective Date (as defined in Section 2) refer to such Transaction Document as amended hereby.

(c) With reference to this Amendment, except to the extent the context otherwise requires:  (i) any reference to an Article, a Section, a Schedule or an Exhibit is a reference to an article or section hereof, or a schedule or an exhibit hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (ii) the words “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Amendment as a whole and not merely to the specific Article, Section, subsection, paragraph or clause in which the respective word appears; (iii) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (iv) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation;” (v) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of the Transaction Documents; (vi) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, supplementing, interpreting or replacing the statute or regulation referred to; (vii) any table of contents, captions and headings are for convenience of reference only and shall not affect the construction of this Amendment; and (viii) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

2.	Amendments to Debenture and Warrant Purchase Agreement

.  Subject to the terms and conditions hereof, the Debenture and Warrant Purchase Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 11 (the “Effective Date”):

(a) Subordination Legend.  The Debenture and Warrant Purchase Agreement shall be amended by adding the following legend to the beginning of such agreement:

THIS DEBENTURE AND WARRANT PURCHASE AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (DEFINED BELOW).  BY ITS ACCEPTANCE HEREOF, INVESTOR (AND ANY ASSIGNEE OF THIS DEBENTURE AND WARRANT PURCHASE AGREEMENT PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

(b) Additional Defined Terms in the Debenture and Warrant Purchase Agreement.  The following defined terms shall be added to Section 1.1 of the Debenture and Warrant Purchase Agreement in the appropriate alphabetical order:

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to (a) any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, (b) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of such Person, and (c) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices; provided, however,  that the term “Contingent Obligations” shall not include endorsements for collection or deposit in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Guarantor” means Microfluidics Corporation, a Delaware corporation.

“Permitted Senior Indebtedness” means Indebtedness in an aggregate principal amount not exceeding $1,000,000 owed by the Company and Guarantor to the Senior Lender pursuant to the terms of the Permitted Senior Indebtedness Documents.

“Permitted Senior Indebtedness Documents” means, collectively, that certain Loan Agreement, dated on or about October 23, 2009, among the Company, Guarantor and the Senior Lender, and all other agreements and instruments evidencing, securing or guaranteeing, or otherwise executed in connection with the Permitted Senior Indebtedness, as the same may be amended from time to time in accordance with the terms and provisions of the Subordination Agreement.

“Senior Lender” means Webster Bank, National Association.

“Subordination Agreement” means that certain Intercreditor and Subordination Agreement, dated as of October 23, 2009 among the Company, Guarantor, the Investor and the Senior Lender.

(c)           Amendment of Defined Terms in the Debenture and Warrant Purchase Agreement.  The following terms defined in Section 1.1 of the Debenture and Warrant Purchase Agreement shall be amended as follows:

(i)           The definition of “Permitted Indebtedness” shall be amended and restated to read in full as follows:

“Permitted Indebtedness” means, collectively, (i) the Indebtedness arising under the Transaction Documents, (ii) Subordinated Debt, (iii) Permitted Senior Indebtedness, (iv) Indebtedness owing to trade creditors and incurred in the ordinary course of business, and (iv) other Indebtedness secured by Permitted Liens.

(ii)           Clause (vi) of the definition of “Permitted Liens” shall be amended and restated to read in full as follows:

(vi) senior liens of the Senior Lender securing Permitted Senior Indebtedness.

(d)           Amendment to Section 6.1(e) of the Debenture and Warrant Purchase Agreement.  The sixth, seventh and eighth sentences of Section 6.1(e) shall be amended and restated to read in full as follows:

Subject to the terms and conditions of the Subordination Agreement, (i) so long as no Event of Default has occurred and is continuing, the Company shall have the option of applying the proceeds of any casualty policy toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (A) shall be of equal or like value as the replaced or repaired Collateral and (B) shall be deemed Collateral in which Investor has been granted a first priority security interest (subject to the terms of the Subordination Agreement) and (ii) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Investor, be payable to Investor on account of the Obligations (subject to the terms of the Subordination Agreement).  If the Company fails to obtain insurance as required under this Section 6.1(e) or to pay any amount or furnish any required proof of payment to third persons and Investor, Investor may make all or part of such payment or obtain such insurance policies required in this Section 6.1(e) and take any action under the policies Investor deems prudent, in accordance with and subject to the provisions of the Subordination Agreement.

(e)           Amendment to Section 6.1(f) of the Debenture and Warrant Purchase Agreement.  The second sentence of Section 6.1(f) of the Debenture and Warrant Purchase Agreement shall be amended and restated to read in full as follows:

(f)  In addition, for each such account that the Company or a Subsidiary opens or maintains, the Company shall, at Investor’s request and option (but subject to the terms and provisions of the Subordination Agreement), pursuant to an agreement in form and substance acceptable to Investor, cause the depository bank or securities intermediary to agree that such account is the collateral of Investor pursuant to the terms hereunder, which control agreement may not be terminated without the prior written consent of Investor.

(f)           Amendment to Section 6.2(d) of the Debenture and Warrant Purchase Agreement.  Section 6.2(d) of the Debenture and Warrant Purchase Agreement shall be amended and restated to read in full as follows:

(d)           Encumbrance.  The Company shall not create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interests granted pursuant to the Collateral Documents (other than to the extent any such Collateral is subject to senior Permitted Liens in favor of the Senior Lender which secure obligations of the Company and the Guarantor arising under the Permitted Senior Indebtedness), or enter into any agreement, document, instrument or other arrangement (except with or in favor of Investor) with any Person which directly or indirectly prohibits or has the effect of prohibiting the Company or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of the Company’s or any Subsidiary’s intellectual property, except as is otherwise permitted in Section 6.2(a) hereof and the definition of “Permitted Liens” herein.

3.	Amendments to Debenture

.  Subject to the terms and conditions hereof, the Debenture is amended as follows, effective as of the Effective Date:

(a) Subordination Legend.  The Debenture shall be amended by adding the following legend to the beginning of such agreement:

THIS CONVERTIBLE DEBENTURE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (AS DEFINED IN THE “AGREEMENT” REFERENCED HEREIN).  BY ITS ACCEPTANCE HEREOF, HOLDER (AND ANY ASSIGNEE OF THIS CONVERTIBLE DEBENTURE PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

(b) Amendment to Section 6 of the Debenture.  The first sentence of Section 6 of the Debenture shall be amended and restated to read in full as follows:

Notwithstanding anything in this Debenture to the contrary, should an Event of Default, as such term is defined herein, occur and be continuing, interest on the outstanding principal amount of this Debenture and unpaid interest shall be increased by two percent (2%) per annum, or if less, at the highest rate permitted by applicable law, and the outstanding balance of the principal amount, including unpaid interest, shall continue to accrue from the date of such Event of Default at such interest rate until such Event of Default is cured or waived (including during any period during which the Holder’s ability to receive a payment in respect of such default interest is prohibited or otherwise restricted by the terms of the Subordination Agreement).

(c)           New Section 6(vii) of the Debenture.  Section 6 of the Debenture shall be amended by replacing the period appearing at the end of Section 6(vi) with a semi-colon, adding the word “or” to the end of such Section 6(vi), and adding the following to Section 6 as new subsection (vii) thereof:

(vii)           (A) an “Event of Default” (as defined in the Permitted Senior Indebtedness Documents) constituting a payment default shall occur and be continuing under the Permitted Senior Indebtedness Documents, (B) an “Event of Default” (as defined in the Permitted Senior Indebtedness Documents) not constituting a payment default shall occur and be continuing under the Permitted Senior Indebtedness Documents, which “Event of Default” is not cured by the Issuer or waived by the Senior Lender within 30 days after the occurrence thereof, or (C) the Issuer shall materially breach any of its respective obligations under the Subordination Agreement and such breach is not waived in accordance with the terms thereof or otherwise cured by the Issuer, in any such case, within ten days after the earlier of (1) the date on which a senior officer of the Issuer becomes aware of such breach and (2) the date on which the Investor notifies the Issuer in writing of such breach.

(d)           Amendment to Section 7 of the Debenture.  Section 7 of the Debenture shall be amended and restated to read in full as follows:

7.           Notwithstanding anything in this Debenture to the contrary but subject to the terms and provisions of the Subordination Agreement, in case an Event of Default shall occur and be continuing, payment of this Debenture may be accelerated at the option of the Holder and the entire unpaid principal amount of this Debenture, and all accrued and unpaid interest thereon, shall become immediately due and payable in full, provided that upon the occurrence of an Event of Default under Section 6(iv), all Indebtedness under this Debenture shall automatically be due and payable without notice of any kind.  Holder shall also have any rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.  Subject to the terms and provisions of the Subordination Agreement, Holder may exercise any and all of its remedies under the Collateral Documents contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

(e)           Amendment to Section 9 of the Debenture.  Section 9 of the Debenture shall be amended and restated to read in full as follows:

9.           Any and all payments made by the Issuer in respect of this Debenture shall, subject to the terms and provisions of the Subordination Agreement, be applied first to payments of the fees and charges due under this Debenture, second to payment of accrued and unpaid interest, and then to payment of the outstanding principal amount of this Debenture.

(f)           Amendment to Section 11 of the Debenture.  Section 11 of the Debenture shall be amended and restated to read in full as follows:

The Issuer may, at its option, upon thirty (30) days’ advance written notice to the Holder, prepay all of the principal balance of this Debenture, without penalty or premium, together with accrued and unpaid interest through the date of prepayment.  Any prepayment must occur on a regularly scheduled Interest Payment Date.  The Issuer’s right to prepay this Debenture is subject to the right of the Holder to convert this Debenture as contemplated herein and to the terms and conditions of the Subordination Agreement.

(g)           Amendment of Section 12 of the Debenture.  Section 12 of the Debenture shall be amended and restated to read in full as follows:

12.           This Debenture is secured by all assets, property rights and interests of the Issuer (as more fully described in the Collateral Documents) and shall be senior to all other Indebtedness of the Issuer, other than Indebtedness constituting Permitted Senior Indebtedness.

4.	Amendments to Borrower Security Agreement

.  Subject to the terms and conditions hereof, the Borrower Security Agreement is amended as follows, effective as of the Effective Date:

(a) Subordination Legend.  The Borrower Security Agreement shall be amended by adding the following legend to the beginning of such agreement:

THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (AS DEFINED IN THE “DEBENTURE AND WARRANT PURCHASE AGREEMENT” REFERENCED HEREIN).  BY ITS ACCEPTANCE HEREOF, SECURED PARTY (AND ANY ASSIGNEE OF THIS SECURITY AGREEMENT PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

(b) Amendment to Defined Terms in the Security Agreement.  The following terms defined in Section 1(b) of the Borrower Security Agreement shall be amended as follows:

(i)           The definition of “Debenture” shall be amended and restated to read in full as follows:

“Debenture” means that certain Convertible Debenture in the aggregate principal amount of $5,000,000, dated as of November 14, 2008 and made by Debtor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time, including as amended as of November 17, 2008, as further amended as of May 4, 2009, and as further amended as of October 23, 2009.

(ii)           The definition of “Debenture and Warrant Purchase Agreement shall be amended and restated to read in full as follows:

“Debenture and Warrant Purchase Agreement” means that certain Debenture and Warrant Purchase Agreement, of even date herewith, between Debtor and Secured Party, as amended, modified, renewed, extended or replaced from time to time, including as amended as of November 17, 2008, as further amended as of March 11, 2009, and as further amended as of October 23, 2009.

(c) Amendment to Section 3(b) of the Borrower Security Agreement.  Section 3(b) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(b)           Subject to the terms and conditions of the Subordination Agreement, Debtor will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party’s security interest therein and in obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(d) Amendment to Section 3(c) of the Borrower Security Agreement.  Section 3(c) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(c)           Within 30 days after the date hereof (or such later date as shall be consented to by Secured Party) Debtor shall cause (subject to terms and conditions of the Subordination Agreement) (i) any depository institution at which Debtor maintains any deposit account to execute a deposit account control agreement, in form and substance reasonably satisfactory to Secured Party, establishing Secured Party’s “control” over such depository account for purposes of UCC Article 9 and (ii) any securities intermediary or other Person with which Debtor maintains any securities account containing any investment property of Debtor to execute a securities account control agreement, in form and substance reasonably satisfactory to Secured Party, establishing Secured Party’s “control” over such securities account for purposes of UCC Article 9.

(e) Amendment to Section 3(d) of the Borrower Security Agreement.  Section 3(d) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(d)           Upon request of Secured Party, Debtor (subject to the terms and conditions of the Subordination Agreement) (i) shall cause certificates to be issued in respect of any uncertificated Pledged Collateral (ii) shall exchange certificated Pledged Collateral for certificates of larger or smaller denominations, and (iii) shall cause any securities  intermediaries to show on the books that Secured Party is the entitlement holder with respect to any Pledged Collateral.

(f) Amendment to Section 4(e) of the Borrower Security Agreement.  Section 4(e) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(e)           Debtor has rights in or the power to transfer the Collateral, subject to the Lien of the Secured Party and to the Lien of the Senior Lender therein, and Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

(g) Amendment to Section 4(g) of the Borrower Security Agreement.  Section 4(g) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(g)           No control agreements exist with respect to any Collateral other than control agreements in favor of Secured Party or Senior Lender.

(h) Amendment to Section 4(j) of the Borrower Security Agreement.  Section 4(j) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(j)           Debtor is and will be the legal record and beneficial owner of all Pledged Collateral, and has or will have good and marketable title thereto, subject to the Lien of the Secured Party therein and to the Lien of the Senior Lender therein.

(i) Amendment to Section 5(e) of the Borrower Security Agreement.  Section 5(e) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(e)           Subject to the terms of the Subordination Agreement, all insurance policies shall provide that any losses payable thereunder be payable directly to Secured Party unless written authority to the contrary is obtained.  In the event that Debtor shall receive any proceeds of any insurance (other than in respect of third party liability insurance) it shall, subject to the terms of the Subordination Agreement, immediately cause such proceeds to be paid over to Secured Party.  If the Collateral shall be materially damaged or destroyed, in whole or in part, by fire or other casualty, Debtor shall give prompt notice thereof to Secured Party.  Additionally, Debtor shall in any event promptly give Secured Party notice of all reports made to insurance companies in respect of any claim in excess of $100,000.  Subject to the terms of the Subordination Agreement, no settlement on account of any loss covered by insurance shall be made for less than insured value without the consent of Secured Party.  Provided that no Event of Default then exists and subject to the terms of the Subordination Agreement, Secured Party shall apply all or any portion of such insurance proceeds to Debtor to be applied to the replacement and/or restoration of damaged or destroyed property, equipment, inventory, etc.

(j) Amendment to Section 6 of the Borrower Security Agreement.  Section (6) of the Borrower Security Agreement shall be amended to add a new clause (d) to read in full as follows:

(d)           All of the rights, authorizations and appointments of Secured Party under this Section 6 shall be subject to the terms and conditions of the Subordination Agreement.

(k) Amendment to Section 7(f) of the Borrower Security Agreement.  Section 7(f) of the Borrower Security Agreement shall be amended and restated to read in full as follows:

(f)           Any material impairment in the priority of Secured Party’s Lien hereunder (it being acknowledged by Secured Party that the execution and delivery of the Subordination Agreement shall not constitute such a material impairment in the priority of Secured Party’s Lien hereunder).

(l) Amendment to Section 8 of the Borrower Security Agreement.  Section 8 of the Borrower Security Agreement shall be amended to add a new clause (f) to read in full as follows:

(f)           All of Secured Party’s rights and remedies granted under Section 8 shall be subject to the terms and conditions of the Subordination Agreement.

5.	Amendments to Borrower Patent Security Agreement

.  Subject to the terms and conditions hereof, the Borrower Patent Security Agreement is amended, effective as of the Effective Date, by adding the following legend to the beginning of such agreement:

THIS PATENT SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (AS DEFINED IN THE “DEBENTURE AND WARRANT PURCHASE AGREEMENT” REFERENCED IN THE “SECURITY AGREEMENT” REFERENCED HEREIN).  BY ITS ACCEPTANCE HEREOF, LENDER (AND ANY ASSIGNEE OF THIS PATENT SECURITY AGREEMENT PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

6.	Amendments to Borrower Trademark Security Agreement

.  Subject to the terms and conditions hereof, the Borrower Trademark Security Agreement is amended, effective as of the Effective Date, by adding the following legend to the beginning of such agreement:

THIS TRADEMARK SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (AS DEFINED IN THE “SECURITY AGREEMENT” REFERENCED HEREIN).  BY ITS ACCEPTANCE HEREOF, LENDER (AND ANY ASSIGNEE OF THIS TRADEMARK SECURITY AGREEMENT PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

7.	Amendments to Subsidiary Guaranty

.  Subject to the terms and conditions hereof, the Subsidiary Guaranty is amended as follows, effective as of the Effective Date:

(a) Subordination Legend.  The Subsidiary Guaranty shall be amended by adding the following legend to the beginning of such agreement:

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (AS DEFINED IN THE “DEBENTURE AND WARRANT PURCHASE AGREEMENT” REFERENCED HEREIN).  BY ITS ACCEPTANCE HEREOF, LENDER (AND ANY ASSIGNEE OF THIS GUARANTY PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

(b) Amendment to Recitals of the Subsidiary Guaranty.  The first sentence of the recital paragraph to the Subsidiary Guaranty shall be amended and restated to read in full as follows:

Microfluidics International Corporation, a Delaware corporation and parent of Guarantor (“Company”), and Lender are parties to a Debenture and Warrant Purchase Agreement (as amended, modified, renewed or extended from time to time, including as amended as of November 17, 2008, as further amended as of March 11, 2009, and as further amended as of October 23, 2009, the “Debenture and Warrant Purchase Agreement”), and is indebted and otherwise obligated to Lender pursuant to (a) the Convertible Debenture, of near or even date herewith, issued by Company to Lender pursuant to the Debenture and Warrant Purchase Agreement (as amended, modified, renewed or extended from time to time, including as amended as of November 17, 2008, as further amended as of May 4, 2009, and as further amended as of October 23, 2009, the “Debenture”), (b) the Common Stock Purchase Warrant, of near or even date herewith, issued by Company in favor of Lender (the “Warrant”), and (c) the other Transaction Documents referenced in the Debenture and Warrant Purchase Agreement (the “Transaction Documents”).

(c)           Amendment to Section 2(v)(D) of the Subsidiary Guaranty.  Section 2(v)(D) of the Subsidiary Guaranty shall be amended and restated to read in full as follows:

(D)  any (1) assignment or other transfer, in whole or in part, of Lender’s interests in and rights under this Guaranty, including Lender’s right to receive payment of the Obligations, (2) any assignment or other transfer, in whole or in part, of Lender’s interests in and to any collateral securing the Obligations, and (3) the subordination of the Obligations pursuant to the terms and provisions of the Subordination Agreement;

8.	Amendments to Guarantor Security Agreement

.  Subject to the terms and conditions hereof, the Guarantor Security Agreement is amended as follows, effective as of the Effective Date:

(a) Subordination Legend.  The Guarantor Security Agreement shall be amended by adding the following legend to the beginning of such agreement:

THIS GUARANTOR SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (AS DEFINED BELOW).  BY ITS ACCEPTANCE HEREOF, SECURED PARTY (AND ANY ASSIGNEE OF THIS GUARANTOR SECURITY AGREEMENT PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

(b) Amendment to Definition of “Permitted Liens” appearing in Guarantor Security Agreement.  Clause (vi) of the definition of “Permitted Liens” appearing in Section 1 of the Subsidiary Guaranty shall be amended and restated to read in full as follows:

(vi)           senior liens of the Senior Lender securing Permitted Senior Indebtedness.

(c) Additional Defined Terms in the Guarantor Security Agreement.  The following defined terms shall be added to Section 1 of the Guarantor Security Agreement in the appropriate alphabetical order:

“Permitted Senior Indebtedness” means indebtedness in an aggregate principal amount not exceeding $1,000,000 owed by Microfluidics International Corporation and Debtor to the Senior Lender pursuant to the terms of the Permitted Senior Indebtedness Documents.

“Permitted Senior Indebtedness Documents” means, collectively, that certain Loan Agreement, dated on or about October 23, 2009, among Microfluidics International Corporation, Debtor and Senior Lender, and all other agreements and instruments evidencing, securing or guaranteeing, or otherwise executed in connection with the Permitted Senior Indebtedness, as the same may be amended from time to time in accordance with the terms and provisions of the Subordination Agreement.

“Senior Lender” means Webster Bank, National Association.

“Subordination Agreement” means that certain Intercreditor and Subordination Agreement, dated as of October 23, 2009 among Microfluidics International Corporation, Debtor, Secured Party and the Senior Lender.

(d) Amendment to Section 3(b) of the Guarantor Security Agreement.  Section 3(b) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(b)           Subject to the terms and conditions of the Subordination Agreement, Debtor will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party’s security interest therein and in obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(e) Amendment to Section 3(c) of the Guarantor Security Agreement.  Section 3(c) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(c)           Within 30 days after the date hereof (or such later date as shall be consented to by Secured Party) Debtor shall cause (subject to terms and conditions of the Subordination Agreement) (i) any depository institution at which Debtor maintains any deposit account to execute a deposit account control agreement, in form and substance reasonably satisfactory to Secured Party, establishing Secured Party’s “control” over such depository account for purposes of UCC Article 9 and (ii) any securities intermediary or other Person with which Debtor maintains any securities account containing any investment property of Debtor to execute a securities account control agreement, in form and substance reasonably satisfactory to Secured Party, establishing Secured Party’s “control” over such securities account for purposes of UCC Article 9.

(f) Amendment to Section 3(d) of the Guarantor Security Agreement.  Section 3(d) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(d)           Upon request of Secured Party, Debtor (subject to the terms and conditions of the Subordination Agreement) (i) shall cause certificates to be issued in respect of any uncertificated Pledged Collateral (ii) shall exchange certificated Pledged Collateral for certificates of larger or smaller denominations, and (iii) shall cause any securities intermediaries to show on the books that Secured Party is the entitlement holder with respect to any Pledged Collateral.

(g) Amendment to Section 4(e) of the Guarantor Security Agreement.  Section 4(e) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(e)           Debtor has rights in or the power to transfer the Collateral, subject to the Lien of the Secured Party and to the Lien of the Senior Lender therein, and Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

(h) Amendment to Section 4(g) of the Guarantor Security Agreement.  Section 4(g) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(g)           No control agreements exist with respect to any Collateral other than control agreements in favor of Secured Party or the Senior Lender, as applicable.

(i) Amendment to Section 4(j) of the Guarantor Security Agreement.  Section 4(j) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(j)           Debtor is and will be the legal record and beneficial owner of all Pledged Collateral, and has and will have good and marketable title thereto, subject to the Lien of Secured Party therein and to the Lien of the Senior Lender therein.

(j) Amendment to Section 5(e) of the Guarantor Security Agreement.  Section 5(e) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(e)           Subject to the terms of the Subordination Agreement, all insurance policies shall provide that any losses payable thereunder be payable directly to Secured Party unless written authority to the contrary is obtained.  In the event that Debtor shall receive any proceeds of any insurance (other than in respect of third party liability insurance) it shall, subject to the terms of the Subordination Agreement, immediately cause such proceeds to be paid over to Secured Party.  If the Collateral shall be materially damaged or destroyed, in whole or in part, by fire or other casualty, Debtor shall give prompt notice thereof to Secured Party.  Additionally, Debtor shall in any event promptly give Secured Party notice of all reports made to insurance companies in respect of any claim in excess of $100,000.  Subject to the terms of the Subordination Agreement, no settlement on account of any loss covered by insurance shall be made for less than insured value without the consent of Secured Party.  Provided that no Event of Default then exists and subject to the terms of the Subordination Agreement, Secured Party shall apply all or any portion of such insurance proceeds to Debtor to be applied to the replacement and/or restoration of damaged or destroyed property, equipment, inventory, etc.

(k) Amendment to Section 6 of the Guarantor Security Agreement.  Section 6 of the Guarantor Security Agreement shall be amended to add a new clause (d) to read in full as follows:

(d)           All of the rights, authorizations and appointments of Secured Party under this Section 6 shall be subject to the terms and conditions of the Subordination Agreement.

(l) Amendment to Section 7(e) of the Guarantor Security Agreement.  Section 7(e) of the Guarantor Security Agreement shall be amended and restated to read in full as follows:

(e)           Any material impairment in the priority of Secured Party’s Lien hereunder (it being acknowledged by Secured Party that the execution and delivery of the Subordination Agreement shall not constitute such a material impairment in the priority of Secured Party’s Lien hereunder).

(m) Amendment to Section 8 of the Guarantor Security Agreement.  Section 8 of the Guarantor Security Agreement shall be amended to add a new clause (f) to read in full as follows:

(f)           All of Secured Party’s rights and remedies granted under Section 8 shall be subject to the terms and conditions of the Subordination Agreement.

9.	Amendments to the Guarantor Trademark Security Agreement

.  Subject to the terms and conditions hereof, the Guarantor Trademark Security Agreement is amended, effective as of the Effective Date, by adding the following legend to the beginning of such agreement:

THIS GUARANTOR TRADEMARK SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (AS DEFINED IN THE “SECURITY AGREEMENT” REFERENCED HEREIN).  BY ITS ACCEPTANCE HEREOF, LENDER (AND ANY ASSIGNEE OF THIS GUARANTOR TRADEMARK SECURITY AGREEMENT PERMITTED BY THE TERMS OF THE SUBORDINATION AGREEMENT) IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

10.	Representations and Warranties

.  Each of the Borrower and the Guarantor hereby represent and warrant to the Lender as follows:

(a) No Event of Default has occurred and is continuing under any Transaction Document to which such Loan Party is a party (or would result from the amendment of any such Transaction Document contemplated hereby).

(b) The execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including with respect to any Governmental Approval) in order to be effective and enforceable.

(c) This Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms hereof.

(d) All representations and warranties of such Loan Party contained in the Transaction Documents to which it is party are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

(e) Such Loan Party is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

(f) The respective obligations of each Loan Party under the Transaction Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

11.	Conditions of Effectiveness.

(a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(i)           The Lender shall have received from each Loan Party a duly executed original (or, if elected by the Lender, an executed facsimile copy) of this Amendment.

(ii)           The Lender shall have received from the Guarantor a duly executed original (or, if elected by the Lender, an executed facsimile copy) of the Consent and Agreement of Guarantor attached hereto as Exhibit A.

(iii)           The Lender shall have received evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the Effective Date under or in connection with this Amendment and the Transaction Documents, including any costs and expenses payable under Section 12(g) of this Amendment (including the reasonable fees, charges and disbursements of counsel for the Lender, to the extent invoiced on or prior to the Effective Date).

(iv)           The Lender shall have received fully-executed copies of the principal loan documents entered into by the Borrower and the Guarantor in connection with the incurrence by such Loan Parties of the Senior Indebtedness.

(v)           The Lender shall have received all other documents it may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Lender.

(vi)           The representations and warranties provided by Borrower and Guarantor in Section 10 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

(b) From and after the Effective Date, the Transaction Documents shall be modified as set forth herein.  Except as expressly amended pursuant hereto, the Transaction Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

12.	Miscellaneous.

(a) The Borrower acknowledges and agrees that the execution and delivery by the Lender of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar amendments under the same or similar circumstances in the future.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Transaction Documents.

(c) The provisions of Section 7.3 of the Debenture and Warrant Purchase Agreement relating to governing law, venue and the waiver of the right to jury trial shall be incorporated herein by this reference, mutatis mutandis.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Transaction Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(e) This Amendment may not be amended except in accordance with the provisions of Section 7.7 of the Debenture and Warrant Purchase Agreement.

(f) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) The Borrower and the Guarantor agree to pay or reimburse all reasonable out-of-pocket expenses incurred by the Lender (including the reasonable fees, charges and disbursements of counsel for the Lender), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby shall be consummated).

(h) This Amendment shall constitute a Transaction Document.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE BORROWER:

MICROFLUIDICS INTERNATIONAL CORPORATION

By:/s/ Peter F. Byczko

Name:Peter F. Byczko

Title:Vice President of Finance

THE GUARANTOR:

MICROFLUIDICS CORPORATION

By:/s/ Peter F. Byczko

Name:Peter F. Byczko

Title:Vice President of Finance

THE LENDER:

GLOBAL STRATEGIC PARTNERS, LLC

By:/s/ Bruce Wendel

Name:Bruce Wendel

Title: An Authorized Person

Signature Page to Amendment to Transaction Documents

EXHIBIT A

CONSENT AND AGREEMENT OF GUARANTOR

The undersigned, in its capacity as the Guarantor, acknowledges that its consent to the foregoing Amendment to Transaction Documents (the “Amendment”), other than the Transaction Documents to which it is a party, is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Lender’s favor, or any other Transaction Document executed by the undersigned (as the same may be amended from time to time), except in each case, as specifically set forth herein with respect to the Subordination Agreement, all of which are hereby ratified and affirmed in all respects.

IN WITNESS WHEREOF, the undersigned Guarantor has caused this Consent and Agreement of Guarantor to be duly executed as of October 23, 2009.

GUARANTOR:

MICROFLUIDICS CORPORATION

By:/s/ Peter F. Byczko

Name:Peter F. Byczko

Title:Vice President of Finance